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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported).......... May 8, 2001


                             BLACKHAWK BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            Wisconsin                   0-18599                 39-1659424
----------------------------   ------------------------    ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer Number)
of incorporation)

400 Broad Street, Beloit, WI                                 53511
----------------------------                               ---------
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (608) 364-8911
                                                          ---------------






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Item 5.     Other Events.

On May 8, 2001 R. Richard Bastian, III was named President and Chief Executive Officer of Blackhawk State Bank and President and Chief Operating Officer of its holding company, Blackhawk Bancorp, Inc. Dennis M. Conerton, current President and Chief Executive Officer, will remain Chief Executive Officer of Blackhawk Bancorp, Inc. and was appointed Chairman of the Bank and of Blackhawk Bancorp. The Company issued a Press Release dated May 8, 2001, announcing the appointments which is attached as an exhibit.


Item 7.     Financial Statements and Exhibits

Exhibit                                     Incorporated by        Filed
Number        Description                   Reference to           Herewith

1.1           Press Release Dated                                     X
              May 8, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BLACKHAWK BANCORP, INC.

Date:  May 22, 2001                          By:  /S/  Dennis M. Conerton
                                             ----------------------------
                                             Chairman and
                                             Chief Executive Officer